Treatment of CD20-directed Chimeric Antigen Receptor-modified T cells in Patients with Advanced B-cell Non-Hodgkin Lymphoma: An Early Phase IIa Trial Report

Wen-ying Zhang*, Yao Wang*, Ye-lei Guo*, Han-ren Dai, Chun-meng Wang, Su-xia Li, Yang Liu, Ya-jing Zhang, Feng-xia Shi,
Can Luo, Jian Bo, Quan-shun Wang, Xiao-bing Fu, Wei-dong Han
*Contributed equally
Correspondence to:
Prof Wei-Dong Han, MD
Department of Immunology/Bio-therapeutic,
Chinese PLA General Hospital
China, Beijing

Dr. Yihong Yao was authorized by Prof. Wei-dong Han to present the content at the 2015 4th International Conference on Translational Medicine

Molecular Targets of Chimeric Antigen Receptor (CAR) in Non-Hodgkin's Lymphoma



Bone marrow (antigen-independent)
Peripheral lymphoid tissue (antigen-dependent)
Stages
Stem cell
PRO-B-cell
PRE-B-cell
Mature B-cell (native)
Germinal center B-cell
Memory post GC B-cell
Plasma cells
Associated B-cell malignancies
ALL
MCL
DLBCL
BL
FL
CLL/SLL
MZL
MALT
WM
MM
WSU cell lines
WSU-DLCL/WSU-DLCL2
WSU-FSCCL
WSU-BL
WSU-NHL
WSU-WM
Cell surface antigen
CD19
CD20
CD22
Igκ light chain

- Kochenderfer J,et al. *Blood* 2010
- Savoldo B,et al. *J. Clin.Investig* 2011
- Kochenderfer J,et al. *Blood* 2012
- Kochenderfer J,et al. *Blood* 2013
- Kochenderfer J,et al. *J.Clin.Oncol* 2015

Ongoing:
National Cancer Institute. 2014. http://clinicaltrials.gov/show/NCT02315612

Ramos CA,et al.2013 Clinical responses in patients infused with T lymphocytes redirected to target κ-light immunoglobulin chain. ASH Annu. Meet. Abstr. Blood 122:506

- Till BG,et al. *Blood* 2008
- Till BG,et al. *Blood* 2012
- **Yao Wang, Wen-ying Zhang,et al. *Clin Immunol* 2014**

CD20 Specific 2nd Generation CAR (CART-20)

Structural Features of CD20 CAR



VL
VH
Anti-CD20 ScFV
CD8α hinge and TM
CD137
CD137 co-stimulatory domain
CD3ζ
CD3ζ signaling domain

CART-20 Cell Production



Anti-CD20 CAR
Blood harvest (80-100ml)
Collected by Ficoll-Hypaque density-gradient centrifugation
Two lentiviral transduction on the second and third day after PBMC collected
Anti-CD20 ScFV
CD8α hinge and TM
CD137 costimulatory domain
CD3ζ signaling domain
PBMC
Anti-CD3 MoAb /rhIL-2
T cells
rhIL-2
CD20 CAR-T
rhIL-2
10 days
Quality control
CART infusion

In vitro Evaluation of CART-20 Cells



NT
CART-20
Fold Increase
Infection
Days
% of positive cells
PBMC
NT
CART-20
CD3+
CD3+CD4+
CD3+CD8+
CD3+CD56+
CD8+CD56+
Total CD3
Verified CART-20
UPN1
UPN2
UPN3
UPN4
UPN5
UPN6
UPN7
Ramos
CART-20
CART138
NT
Lysis (%)
E:T Ratio
Raji
Molt-4 (CD20+)
E:T ratio
Molt-4

One DLBCL patient from phase 1 trial had ongoing remission beyond 2 years



At diagnosis | 1 month after 8 courses of chemotherapy | 2 months post radiotherapy and before infusion | 1 month after infusion | 14 months after infusion | 25 months after infusion



Transgene copies (no./ ug gDNA)
100000
10000
1000
100
10
1
0
3
7
10
30
60
90
120
160
230
300
380
470
500
654
710
760
Days after infusion

This patient was treated with another CD20 CART infusion 16-month post initial CD20 CART infusion due to the fact that the CD20 CART gene copy number in the blood decreased substantially (red arrow) and therefore becoming a high risk entity (still CR at that time). The patient since then experienced another 8 month and ongoing CR.

Patients with Active Disease Achieved Effective Responses in Phase I Trial

Wang et al, Clinical Immunology (2014) 155, 160–175

No bulk lesion,1/2 CR(14+ months), Bulk lesion,3/5 PR(3-6 months)

Table 1 Baseline demographic and clinical patient characteristics.

UPN	Age, y	Gender	Diagnosis/stage	The no. of prior therapies	Disease status at study entry	Conditioning regimen before T-cell infusions		Response and time since treatment (mon)
1	85	Male	DLBCL/III-B	10	PD	COED	day1, Cyclophosphamide, 500 mg/m^2 day1, Vincristine, 2 mg day1–3, Etoposide, 40 mg/m^2/d day1–3, Dexamethasone, 10 mg/m^2/d	SD (2), PR (4), died of MOF
2	47	Male	DLBCL/IV-B	6	PD	COD	day1, Cyclophosphamide, 500 mg/m^2 day1, Vincristine, 2 mg, day1–3, Dexamethasone, 10 mg/m^2/d	NE, died of massive hemorrhage of alimentary tract
3	70	Male	DLBCL/IIIX-B	8 and Radiotherapy	PR	None		CR (14+)
4	37	Male	DLBCL/IV-A	14	PD	CHODE	day1, Cyclophosphamide, 500 mg/m^2 day1, Doxorubicin 35 mg/m^2 day1, Vincristine, 2 mg day1–3, Dexamethasone, 10 mg/m^2/d day1–3, Etoposide 40 mg/m^2/d	PR (3), PD
5	76	Male	DLBCL/II-A	5	PD	COED	day1, Cyclophosphamide, 500 mg/m^2 day1, Vincristine, 2 mg day1–3, Etoposide, 40 mg/m^2/d day1–3,Dexamethasone, 10 mg/m^2/d	PR (6)
6	57	Male	DLBCL/IV-B	12	PD	ESHAP	day1–3, Methylprednisolone100mg/m^2/d day1–4, Etoposide 40 mg/m^2/d day1–4, Carboplatin 80 mg/m^2/d day5, High-dose cytosine arabinoside 1 g/m^2	PD
7	65	Female	DLBCL/IV-S	12	PD	CHODE	day1, Cyclophosphamide, 500 mg/m^2 day1, Doxorubicin 35 mg/m^2 day1, Vincristine, 2 mg day1–3, Dexamethasone, 10 mg/m^2/d day1–3, Etoposide 40 mg/m^2/d	PR (3), PD

DLBCL: diffuse large B-cell lymphoma; X: lesions diameter >10 cm; S: spleen involvement. CHODE: cyclophosphamide, doxorubicin, vincristine, dexamethasone and etoposide. ESHAP: etoposide, carboplatin, high-dose cytosine arabinoside and methylprednisolone. COED: cyclophosphamide, vincristine, etoposide and dexamethasone. COD: cyclophosphamide, vincristine and dexamethasone. MOF: Multiple organ failure. "+" indicates an ongoing response as of the time of manuscript submission. NE: non evaluable. PD: progress disease. NE: non evaluable. PR: partial response. SD: stable disease. CR: complete response.

Treatment of CD20-directed chimeric antigen receptor-modified T cells in Patients with Advanced B-Cell Non-Hodgkin Lymphoma: phase IIa trial profile

Study Type:	Interventional
Intervention	Biological: CART-20
Conditions	Advanced B-cell Non-Hodgkin Lymphoma
Phase	II a
Sponsor	Department of Bio-therapeutic, Chinese PLA General Hospital
Study Team	Department of Bio-therapeutic, Chinese PLA General Hospital
Enrollment	10
Study Design:	Allocation: Non-Randomized Endpoint Classification: Safety/Efficacy Study Intervention Model: Single Group Assignment Masking: Open Label Primary Purpose: Treatment
Study Schedule	Duration of recruitment: May 2014 to June 2015 Follow-up completion: December 2015 Database lock: March 2016 Clinical study report: June 2016

Study Flow Chart



Advanced CD20 positive B-NHL
Measurable tumor ≥ 5cm; or >3 lesions
Debulking treatment
Measurable tumor ≥ 5cm; or >3 lesions
exclusion
Measurable tumor <5cm; and ≤3 lesions
Absolute lymphocyte count<0.3×10⁹/L
Conditioning treatment (Cyclophosphamide-based)
10-12 days culture
CART-20 infusion (escalating doses)
Clinical response evaluation
Experimental index evaluation
✓ Vital signs
✓ Blood biochemical index
✓ Imaging tests (CT, PET/CT, Ultrasonic)
✓ Neurological examination and others
✓ T cell subpopulation and CD20+ cells in patients' PB
✓ The CART-20 cell number in patients' PB
✓ The copy of CAR gene in biopsy tissues
✓ The cytokine in patients' PB



Screening
Therapy
Follow-up
Draw Blood 80-100ml
Prepare CAR T Cells
QC and Release
CAR-T Cells Infusion (escalating dose)
Enroll Patient Signed ICF
Conditioning regimen
Cyclophosphamide based
Evaluation of Efficacy
Evaluation of Safety
Observe Acute Toxicity
Observe Delay Toxicity
Wk-4
Wk-2
Day-7--3
Day0-4
Day29
Wk8
Wk12
Wk16
Wk20
Wk24
Progressive or Death

Eligibility

Subject

- ✓ Advanced B-cell NHL
- ✓ ECOG 0-3

Tumor

- ✓ CD20 +
- ✓ Measurable lesions

Adequate major organ function

- ✓ Cardiac pulmonary function
- ✓ Hepatic renal functions
- ✓ Adequate bone marrow reserve

Informed consent

- ✓ Signed

Others

- ✓ No Hereditary disease

Excluded

- ✓ Involvement of lung and alimentary canal
- ✓ Uncontrolled bulky lymphoma (maximum diameter ≥5 cm or lesion number ＞3) after salvage treatments
- ✓ Major organ dysfunction
- ✓ Pregnancy / lactation
- ✓ Active infections
- ✓ Primary immunodeficiency
- ✓ Experienced organ transplantation

Endpoints and Assessment

	Objectives	Endpoints	Assessment
Primary	Anti tumor response of CART-20 cells In vivo persistence of CART-20 cells Optimize CART-20 treatment regimens	• ORR/DCR • PFS duration of response	• CIWG（International Working Group criteria） • Pathology(IHC) • Clinical symptom CAR transgene copies(q-PCR) CAR positive T cells(FCM)
Secondary	Safety Feasibility		NCI-CTCAG 3.0

Consort Diagram of the Phase IIa Trial


Screened (n=15)
Excluded (n=3)
Ineligible (n=2)
Receiving other treatments (n=1)
Enrolled (n=12)
Failed of infusing CAR-20 T cells (n=2)
Disease progression (n=1)
Withdrew consent (n=1)
Infused (n=10)
Analyzed (n=10)

Patient Characteristics and Responses

Subject number / Gender/Age	Diagnosis / Subtypes	Stage of disease at first diagnosis	IPI/aaIPI	The prior therapies	Duration of response after last standard therapy(m)	Disease status at study entry	Conditioning therapy	Total CAR20/kg ($\times 10^6$)	Disease response to CAR T cells	PFS(m)
UPN 01/M/53†	DLBCL/ABC	IIISB	2	R-CHOP×5,R-ESHAP×2	2	SD	None	9	CR	11+
UPN 02/M/57‡	DLBCL/ABC	IVA	3	R-CHOP×7	1	PD	CHOP	10.1	PR	6
UPN 03/M/25‡	DLBCL/ABC	IV/XA	3	CHOP, R-CHOP, R-ICE×3, R-COEP and Auto-HSCT	1	PD	MACH	14.6	CR	4
UPN 04/M/64†	DLBCL/ABC	IIB	3	R-CHOP×2	1	PR	CHOP	9.7	CR	3+
UPN 05/F/64†	DLBCL/ABC	IIA	3	R-CHOP×6	0	PD	FC	9.9	PR	2
UPN 06/M/36†	DLBCL/ABC	IVA	4	R-CHOP×6, Radiotherapy and R-GDP×3,GDP,DICE×3	0	PD	EOCH	2.8	SD	2+
UPN 08/M/44†	DLBCL/NOS	IIA	2	CHOP×6,R-CHOP×2,R-ESHAP	3	SD	CHOD	6.9	PR	11+
UPN 09/F/46Δ†	FL	IVA	3	R-CHOP×5, R-FC	2	PD	None	4.0	CR	5
UPN 10/M/49☆†	MCL	IIIA	3	R-Hyper-CVAD×5	3	SD	None	4.8	CR	5
UPN 11/M/63Δ†	PCMZL	IVSA	3	R-CHOP×4, DICE	0	PD	CHODE	6.6	SD	11+

"+"indicates an ongoing response as of the time of manuscript submission. Δ: bone marrow involvement. ☆Lost to follow-up because patient refused to come to appointments. † refractory. ‡:relapsing.

Clinical response

Response	Number of Patients(total n=10)	Percentage
DCR	10	100%
RR	8	80.0%
CR	5	50.0%
PR	3	30.0%
SD	2	20.0%
PD	0	0%
NE	0	0%



Percent of progress-free survival
100
80
60
40
20
0
Median PFS , 6 months
0 3 6 9 12 15 18 21 24 27
Months after infusion



▽UPN11
* UPN10
* UPN09
△UPN08
* UPN07
▽UPN06
△UPN05
* UPN04
* UPN03
△ UPN02
* UPN01
+
PFS of Salvage chemotherapy (months)
PFS of CART-20 cells infusion (months)

- Response duration data update to August 31 2015
- +, indicates ongoing response
- * CR
- △PR
- ▽SD

UPN07 was initially enrolled in phase 1 CD20 CART trial and received another CD20 CART infusion at 16 month post initial treatment. See slide #6 for detail.

In vivo Persistence of CART-20 Cells



Transgene copies (no./µg gDNA)
1000000
100000
10000
1000
100
10
1
0 3 7 10 25 30 35 45 50 55 60 80 90 100 120 130 140 160 180 190 200 210 230 300 380 470 500 654
Days after infusion
UPN01
UPN02
UPN03
UPN04
UPN05
UPN07 *
UPN06
UPN08
UPN09
UPN10
UPN11

Measurements of CART-20 cells in periphral blood by quantitative PCR assay. This assay showed very high levels of proliferation of CART-20 cells; all patients had peak levels greater than 500 copies per microgram of genomic DNA.

* UPN07 was initially enrolled in phase 1 CD20 CART trial and received another CD20 CART infusion at 16 month post initial treatment. See slide #6 for detail.

Clinical Responses of patients with Advanced Lymphoma

UPN03



Before infusion | 4 months after infusion

UPN03 achieved a longer CR for 4 months by CART-20 cells infusion compared to previous 1-month tumor regression after auto-SCT

UPN09



Before infusion | 5 months after infusion

UPN09 with indolent lymphoma had advanced disease after 6 prior regimens before CART-20 enrollment. After treatment, she obtained a CR that is ongoing to 4 months after infusion.

The Relapse of Lymphoma Had a Reverse Correlation with CART-20 Cell Number


UPN02
UPN03
UPN05
UPN09
UPN10
% CD20+ cell percent of lymphocyte
Transgene copies (no./mg gDNA)
Days after infusion
R
DNA copies of CART20
CD20+ cells of PB
Relapse of lymphoma

Adverse Events Related to CART-20 Infusion

Adverse events	AEs≥Grade 3(n=10)	any Grade(n=10)
ALT elevation	0	2
AST elevation	0	1
Hyperuricaemia	0	2
Hypoalbuminaemia	0	1
Hypokalemia	1 (Grade 3)	1
LDH elevation	0	2
Exudative inflammation of the lungs	0	1
Herpes zoster	1 (Grade 3)	1

ALT: alanine aminotransferase; AST: aspartate aminotransferase; LDH: lactate dehydrogenase.

Summary of the Phase IIa Trial

Toxicity

No severe toxicity

- ✓ 2/10 patient experienced Grade 3 toxicity
- ✓ No CRS or TLS development

Efficacy

ORR=80.0% 8/10 had clinical response

- ✓ **5/10 (50.0%) CR ≥ 4 months**
  - 3/5 CR ≥ 5 months
- ✓ **3/10 (30.0%) PR≥ 2 months**
  - 2/3 PR 6-11 months

Exploratory Observations

- An inverse correlation between the molecule levels of the CAR gene and disease recurrence or progression was observed.
- The lesions in some special organ sites such as spleen and testicle were refractory to CART-20 treatment.

Future Directions

- Optimize conditions to improve clinical efficacy
  - Optimize conditioning regimens
  - Combine with radiation therapy and/or blockade of immune checkpoints

- Integrate a sophisticated translational medicine strategy in the CD20 CART clinical development

CD20 CART TM strategy


CD20
CART cells
Expansion
Persistence
FACS
Q-PCR
Homing
Phenotype
Function
Host immunity
MRD
FACS
B cell and plasma cell compartments
BCR repertoire
Systemic soluble immune factors
Luminex
Genetic/genomic profiles
Exome-seq
RNA-seq

Acknowledgements

- Study PI: Wei-Dong Han
- Clinical Team: Wen-Ying Zhang
- Manufacture: Yao Wang, Ye-Lei Guo, Han-Ren Dai
- Laboratory Team: Zhi-Qiang Wu, Can Luo







Funding support for this study:

Science and Technology Planning Project of Beijing City
(No. Z151100003915076)

National Natural Science Foundation of China
(Nos. 31270820, 81220061, 81121004, and 81402566).

Thank you for your attention!

